SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 3, 2007
Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 3, 2007, Discovery Laboratories, Inc. issued a press release to announce that data from pre-clinical studies using Aerosurf™ in preterm lambs were recently presented at the 2007 annual Hot Topics in Neonatology meeting in Washington, D.C. The studies were conducted using a well-established pre-clinical model of respiratory distress syndrome (RDS) and key observations demonstrate that Aerosurf improves both lung function and reduces inflammation associated with lung injury and chronic lung disease. The press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Aerosurf is an aerosolized formulation of the Company’s novel KL4 surfactant technology that is delivered non-invasively via novel aerosol generating technology and employs nasal continuous positive airway pressure (nCPAP). Aerosurf, like Discovery’s lead product Surfaxin®, is a precision-engineered synthetic, peptide-containing surfactant which is designed to closely mimic the essential attributes of human lung surfactant. In clinical trials, Surfaxin has demonstrated mortality and morbidity benefits versus currently available animal-derived surfactants. Surfaxin for the treatment of RDS in premature infants is currently under review by the U.S. Food and Drug Administration (FDA) with a May 1, 2008 target date for potential approval under the Prescription Drug User Fee Act (PDUFA).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release, dated December 3, 2007.

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company’s filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

By: /s/ Robert J. Capetola
Robert J. Capetola, Ph.D.
President and Chief Executive Officer

Date: December 4, 2007